UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement	☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

CHURCHILL DOWNS INCORPORATED

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

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(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

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☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:

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(4)	Date Filed:

P.O. BOX 8016, CARY, NC 27512-9903

Important Notice Regarding the Availability of Proxy Materials for Churchill Downs Incorporated

Stockholders Meeting to be held on

April 20, 2021

For Stockholders as of March 01, 2021

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials go to:

www.proxydocs.com/CHDN

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the internet.

CONTROL NUMBER

For a convenient way to view proxy materials

and VOTE go to www.proxydocs.com/CHDN

Have the 12 digit control number located in the shaded box above available when you access the website and follow the instructions.

if you want to receive a paper or e-mail copy of the proxy material, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s shareholder meeting, you must make this request on or before April 09, 2021

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/CHDN	(866) 648-8133	paper@investorelections.com
When requesting via the internet or telephone you will need the 12 digit control number located in the shaded box above.		* If requesting material by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions or other inquiries should be included with your e-mail requesting material.

Churchill Downs Incorporated
Meeting Information

Meeting Materials: Notice of Meeting and Combined 2021 Proxy Statement & 2020 Annual Report on Form 10-K
Meeting Type: Annual Meeting of Stockholders
Date: Tuesday, April 20, 2021
Time: 09:00 AM, Eastern Time
Place: Via live webcast at www.proxydocs.com/CHDN

You must pre-register to attend the meeting online and/or participate at the email address indicated.

SEE REVERSE FOR FULL AGENDA

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Churchill Downs Incorporated

Annual Meeting of Stockholders

MANAGEMENT RECOMMENDS A VOTE FOR PROPOSAL(S) 1, 2, 3.

PROPOSAL

1.	Election of Class I Directors
1.01 Willam C. Carstanjen

1.02 Karole F. Lloyd

1.03 Paul C. Varga

2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for fiscal year 2021.

3.	To approve, on a non-binding advisory basis, the Company’s executive compensation as disclosed in the proxy statement.